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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2004


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-HYB1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                               333-83816                               13-3439681
           --------                               ---------                               ----------
(State or Other Jurisdiction of            (Commission File Number)                    (I.R.S. Employer
        Incorporation)                                                              Identification Number)


390 Greenwich Street
New York, New York                                                                          10013
------------------                                                                          -----
(Address of Principal Executive Offices)                                                  (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

         On September 29, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-HYB1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and trust administrator (the "Trust Administrator") and Wachovia Bank, National Association, as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as set forth below. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $175,277,862.76 as of September 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to a Mortgage Loan Purchase Agreement, dated September 26, 2003, between the Depositor and Citigroup Global Markets Realty Corp. Certain of the Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated September 26, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                            Initial Certificate
              Class                          Principal Balance                  Pass-Through Rate
              -----                          -----------------                  -----------------
             Class A                          $ 170,019,000.00                       4.750%
            Class B-1                          $ 2,629,000.00                       Variable
            Class B-2                           $ 964,000.00                           N/A
            Class B-3                           $ 701,000.00                         5.250%
            Class B-4                           $ 351,000.00                         5.500%
            Class B-5                           $ 263,000.00                         5.500%
            Class B-6                           $ 350,762.76                         5.250%
             Class R                              $ 100.00                           5.250%

         The Certificates, other than the Private Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 26, 2003, and the Prospectus Supplement, dated September 26, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Private Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.




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                                       -3-



Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits



Exhibit No.                                   Description
-----------                                   -----------

4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, by and among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Trust Administrator and Wachovia Bank, National Association, as Trustee, relating to the Series 2003-HYB1 Certificates.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2004

                                               SALOMON BROTHERS MORTGAGE
                                               SECURITIES VII, INC.



                                               By: /s/ Matthew R. Bollo
                                                   ----------------------------
                                               Name:   Matthew R. Bollo
                                               Title:  Assistant Vice President





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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        4.1           Pooling and Servicing Agreement, dated as of
                      September 1, 2003, by and among Salomon Brothers Mortgage
                      Securities VII, Inc., as Depositor, Wells Fargo Bank
                      Minnesota, National Association, as Master Servicer and
                      Trust Administrator and Wachovia Bank, National
                      Association, as Trustee, relating to the Series 2003-HYB1
                      Certificates.




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                                   Exhibit 4.1